UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported)
                                November 16, 1999

                            THE QUIZNO'S CORPORATION
             (Exact name of registrant as specified in its charter)

     COLORADO                       000-23174                    84-1169286
--------------------         -----------------------        --------------------
(State or other              (Commission File Number         (I.R.S. Employer
 jurisdiction of                                             Identification No.)
 incorporation or
 organization)

                               1415 Larimer Street
                             DENVER, COLORADO 80202
                             ----------------------
                    (Address of principal executive offices)


                                 (303) 291-0999
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) The registrant is filing the required financial statements in connection with its acquisition of certain assets of ASI-DIA, L.P. on November 16, 1999 on this amendment to Form 8-K.

(b) The registrant is also filing the required pro forma information in connection with the acquisition described in Item 7a above on this amendment to Form 8-K.

     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE QUIZNO'S CORPORATION




DATE: JANUARY 21, 2000                     BY:/S/ JOHN L. GALLIVAN
                                              --------------------
                                              John L. Gallivan
                                              Chief Financial Officer

                                  ASI-DIA, L.P.

                                TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----

Independent Auditors' Report.............................................F - 1

Financial Statements

     Balance Sheets......................................................F - 2

     Statements of Operations............................................F - 3

     Statements of Cash Flows............................................F - 4

Notes to Financial Statements............................................F - 5

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Partners
ASI-DIA, L.P.
Denver, Colorado

We have audited the accompanying balance sheet of ASI-DIA, L.P. as of December 31, 1998, and the related statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ASI-DIA, L.P. at December 31, 1998 and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.



                                        /s/Ehrhardt Keefe Steiner & Hottman PC
                                           Ehrhardt Keefe Steiner & Hottman PC


October 28, 1999
Denver, Colorado

                                  ASI-DIA, L.P.

                                 BALANCE SHEETS



                                                        September 30,
                                 December 31,   ---------------------------
                                     1998           1998           1999
                                 ------------   ------------   ------------
        ASSETS (NOTE 6)                                 (Unaudited)

Current assets

  Cash ........................   $    66,802    $    80,737    $   227,562
  Accounts receivable, net of
   allowance of $10,747
   (Note 3)                            55,442         64,971        116,024
  Inventories .................        55,524         48,721         54,980
  Prepaid expenses ............        13,662        260,655         28,653
                                  -----------    -----------    -----------
    Total current assets ......       191,430        455,084        427,219
                                  -----------    -----------    -----------

Property and equipment (Note 4)     1,221,970        864,737      1,190,798
                                  -----------    -----------    -----------

Other assets
  Intangible assets, net ......       176,136         43,749        144,059
  Other assets ................        60,402         60,402           --
                                  -----------    -----------    -----------
    Total other assets ........       236,538        104,151        144,059
                                  -----------    -----------    -----------

Total assets ..................   $ 1,649,938    $ 1,423,972    $ 1,762,076
                                  ===========    ===========    ===========

  LIABILITIES AND PARTNERSHIP
           CAPITAL
Current liabilities
  Accounts payable ............   $   135,789    $   111,670    $   162,352
  Accrued liabilities .........       167,109        109,687        120,850
  Current portion of capital
   lease obligations (Note 5) .        11,313        207,717        308,715
  Current maturities of
   long-term debt (Note 6).....       152,672        120,389         80,325
  Line-of-credit (Note 6) .....       135,000           --             --
  Current portion of deferred
   rent (Note 5)                       55,000         41,565         46,926
  Income taxes payable ........        35,000         23,082         33,068
                                  -----------    -----------    -----------
    Total current liabilities .       691,883        614,110        752,236

Capital lease obligations
 (Note 5) .....................        24,160          --             --
Long-term debt (Note 6) .......       370,313        292,009        194,833
Other liabilities (Note 2) ....         1,639         72,139          3,249
Deferred rent (Note 5) ........       245,485        185,520        209,449
                                  -----------    -----------    -----------
    Total liabilities .........     1,333,480      1,163,778      1,159,767
                                  -----------    -----------    -----------

Commitments and contingencies
 (Notes 5 and 8)

Partnership capital (Note 7)
  General partner .............      (205,567)      (243,545)        30,009
  Limited partners ............       522,025        503,739        572,300
                                  -----------    -----------    -----------
    Total partnership capital .       316,458        260,194        602,309
                                  -----------    -----------    -----------

Total liabilities and
 partnership capital  .........   $ 1,649,938    $ 1,423,972    $ 1,762,076
                                  ===========    ===========    ===========

                       See notes to financial statements.

                                  ASI-DIA, L.P.

                            STATEMENTS OF OPERATIONS


                                                      For the Nine Months Ended
                                                             September 30,
                                       December 31,   --------------------------
                                           1998           1998           1999
                                       -----------    -----------    -----------
                                                              (Unaudited)

Revenues
  Food and beverage sales .........     $2,736,966     $1,952,297     $3,028,034
  Contract income, net ............         49,517         46,109         26,412
  Catering sales and other ........         25,520         16,519         14,217
                                        ----------     ----------     ----------
   Total revenues .................      2,812,003      2,014,925      3,068,663

Cost of sales .....................        683,500        489,212        725,717
                                        ----------     ----------     ----------

Gross profit ......................      2,128,503      1,525,713      2,342,946

Operating expenses ................      1,817,319      1,289,306      1,852,425
                                        ----------     ----------     ----------

Income from operations ............        311,184        236,407        490,521

Interest expense ..................         63,903         45,389         44,202
                                        ----------     ----------     ----------

Net income ........................     $  247,281     $  191,018     $  446,319
                                        ==========     ==========     ==========


















                       See notes to financial statements.

                                  ASI-DIA, L.P.

                            STATEMENTS OF CASH FLOWS


                                                          For the Nine Months
                                                                 Ended
                                                              September 30
                                         December 31,   -----------------------
                                            1998           1998         1999
                                         -----------    ----------   ----------
                                                               (Unaudited)

Cash flows from operating
 activities
  Net income .........................    $ 247,281     $ 191,018     $ 446,319
                                          ---------     ---------     ---------
  Adjustments to reconcile net
  income to net cash provided
  by (used in) operating activities
   Depreciation and amortization             82,054        53,604       101,816
   Allowance for doubtful accounts....       10,747
   Changes in assets and liabilities
    Accounts receivable ..............       20,341        21,559       (49,834)
    Inventory ........................       (8,336)       (1,533)          544
    Prepaids .........................       (5,721)     (254,226)      (19,402)
    Accounts payable .................       43,771        19,652        27,706
    Accrued expenses .................       24,845       (32,581)      (46,257)
    Income taxes payable .............       (7,930)      (19,848)       (1,932)
    Other liabilities ................       (4,002)         --            --
                                          ---------     ---------     ---------
                                            155,769      (213,373)       12,641
                                          ---------     ---------     ---------
     Net cash provided by (ised in)
      operating activities............      403,050       (22,355)      458,960
                                          ---------     ---------     ---------
Cash flows from investing activities
  Purchase of property and equipment..     (410,544)      (11,714)      (35,302)
  Proceeds from sale of property
   and equipment......................       22,405          --            --
  Distributions to Partners ..........      (20,000)      (20,000)     (171,215)
  Acquisition of intangible assets....     (126,524)       (2,042)         --
  Release of portion of rent
   guarantee bond service... .........       41,730        60,404        60,402
                                          ---------     ---------     ---------
     Net cash (used in) provided by
      investing activities............     (492,933)       26,648      (146,115)
                                          ---------     ---------     ---------

Cash flows from financing activities
  Proceeds from long-term debt .......       35,473        79,173         2,611
  Repayment of long-term debt ........     (168,544)     (137,588)     (123,089)
  Net proceeds (borrowings) on
   line-of-credit.....................      135,000       (15,000)       12,500
  Additions to deferred rents, net
   of repayments of 20,723 ...........       64,996        60,099       (44,107)
                                          ---------     ---------     ---------
     Net cash provided by (used in)
      financing.......... ............       66,925       (13,316)     (152,085)
                                          ---------     ---------     ---------

Net change in cash ...................      (22,958)       (9,023)      160,760

Cash at beginning of period ..........       89,760        89,760        66,802
                                          ---------     ---------     ---------

Cash at end of period ................    $  66,802     $  80,737     $ 227,562
                                          =========     =========     =========

Supplemental disclosure of cash flow information

Cash paid for interest for the year ended December 31, 1998 and the nine months ended September 30, 1998 and 1999, was $63,903, $45,389 and $44,202,
respectively.

                       See notes to financial statements.

                                  ASI-DIA, L.P.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------

Organization
------------

ASI-DIA, L.P. ("ASI-DIA" or "the Company") is a Colorado Limited Partnership that operates food and beverage operations at Denver International Airport ("DIA"). Food service operations are operated as franchised Quizno's Classic Sub restaurants. The Company also OPERATES A BROTHERS GOURMET COFFEE BAR AND OPERATES THE WWW.COWBOY Bar in the airport, which opened in October 1998.

Cash and Cash Equivalents
-------------------------

The Company considers all highly liquid investments and debt instruments with original maturities of three months or less to be cash equivalents.

Inventories
-----------

Inventories are valued at the lower of first-in, first-out cost or market value. Inventories consist of food and liquor products at the Company restaurant locations and smallwares including glassware and other utensils.

Depreciation and Amortization
-----------------------------

Depreciation and amortization of property and equipment are provided using both the straight line and accelerated methods over the estimated useful lives of the assets. Leasehold improvements are amortized using the straight line method over 31 to 39 years. All other assets are depreciated using accelerated methods of depreciation over three to seven years. Amortization of initial franchise fees are provided on the straight line basis over the term of corresponding lease agreements. Certain bank loan fees and pre-opening expenses are amortized over a term of five years.

Income Taxes
------------

No income tax provision has been included in the financial statements since income or loss of the Partnership is required to be reported by the partners on their respective income tax returns.

Intangible Assets
-----------------

Intangibles are recorded at cost and are amortized on the straight-line basis over the contractual or estimated useful lives as follows:

     Franchise agreements                   12 years
     Trademarks and other intangibles       3-15 years

                                  ASI-DIA, L.P.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
--------------------------------------------------------------------------------

Intangible Assets (continued)
----------------------------

Franchise agreements represent the cost associated with becoming a Quizno's Classic Sub Restaurant franchisee.

Advertising Costs
-----------------

Advertising costs, which totaled $42,994 for the year ended December 31, 1998 were expensed as incurred.

Fair Value of Financial Instruments
-----------------------------------

The carrying amounts of financial instruments including cash, receivables, accounts payable and accrued liabilities approximate their fair values as of December 31, 1998 because of the relatively short maturity of these instruments.

The carrying amount of the note payable outstanding approximates its fair value as of December 31, 1998 because the interest rate approximates the interest rate on debt with similar terms available to the Company.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the report amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - RELATED PARTY TRANSACTIONS
-----------------------------------

The general partner of ASI-DIA is Airport Services, Inc. ("ASI"), the predecessor operator from May 1993 until January 1, 1996. Effective January 1, 1996, the net assets of ASI were transferred to the partnership for a 67.5% interest. ASI-DIA has a continuing management contract with Airport Services to provide employment services for ASI-DIA operations. Under this agreement, ASI is responsible for providing all employees who worked at ASI-DIA's operations and for the payment of wages and related taxes. ASI receives compensation equal in amount to the gross payroll of these employees and all related tax costs. Other than income from its partnership interest in the profit and losses of ASI-DIA and its management contract with ASI-DIA, ASI has no other operations or sources of income. During 1998, ASI-DIA paid $980,666 to ASI as compensation under its management agreement.

                                  ASI-DIA, L.P.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 2 - RELATED PARTY TRANSACTIONS (CONTINUED)
----------------------------------------------

Certain compensation for an officer of the general partner was deferred in prior years. The remaining balance due to that officer was approximately $1,600 at December 31, 1998 and is included on the balance sheet as other liabilities. During the year ended December 31, 1998, $4,000 was repaid to the officer.

NOTE 3 - ACCOUNTS RECEIVABLE
----------------------------

Accounts receivable consists primarily of amounts due from various national and regional airlines for passenger vouchers issued for redemption at the Company's food service operations. Other receivables include amounts due for catering services, office expense sharing, credit cards and other miscellaneous non-recurring transactions.

NOTE 4 - PROPERTY AND EQUIPMENT
-------------------------------


                                     December 31,
                                         1998
                                     -----------

Leasehold improvements ...........   $ 1,158,256
Restaurant machinery and equipment       424,258
Signs ............................         9,340
Office equipment .................        41,121
Vehicles .........................         3,967
                                     -----------
                                       1,636,942

Accumulated depreciation .........      (414,972)
                                     -----------

Property and equipment, net ......   $ 1,221,970
                                     ===========

Included in property and equipment are capitalized equipment leases in the amount of $38,240 (net of accumulated amortization of $1,643).

                                  ASI-DIA, L.P.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 5 - LEASES
---------------

The Company is the prime lessee under operating leases for its food and beverage operations and storage space at DIA. The leases have initial terms ranging from five to ten years and expire in 2000 through 2005 for operations space and 2000 through 2004 for related storage spaces. The Company has options to renew these leases and is currently in the process of exercising those options. When exercised, the terms will be extended to 2004 and 2005 for all leased space. The lease agreements provide for monthly minimum rentals of $14,597 on "A" concourse, $5,297 on the "B" concourse, $6,151 FOR THE WWW.COWBOY Bar, and $1,247 for storage spaces. The leases for its operating space provide for additional rent equal to a percentage of food and liquor sales in excess of minimum amounts. The Company is responsible for taxes and insurance on improvements to the concession space and any equipment located thereon. The Company is also obligated under office, auto and storage leases with terms from one to three years at minimum monthly rentals of $1,300.

The Company is obligated under certain equipment leases which have been capitalized. These leases have terms from two to three years and have minimum purchase options at expiration. Implicit interest rates range from 10.1% to 14.4%.

As part of certain rent relief provisions granted to the Company during 1995, the minimum and/or portions of the required percentage rentals due under the lease agreements for all the Company's airport operations were deferred or waived. The balance at December 31, 1998 of deferred rent amounted to $300,485. Monthly payments ranging from $6,014 to $2,861 in later years, are required for periods coincidental with the remaining terms (including option periods) of the Company's operating leases at Denver International Airport.

The minimum future lease payments under the Company's capital and operating lease arrangements (including option periods currently being extended) and its obligations under repayment terms for deferred rent are as follows:

                                      Minimum       Deferred       Capital
     December 31,                     Rentals         Rent          Leases
     ------------                   -----------    -----------    -----------

       1999 ....................   $   326,658    $    54,996    $    17,115
       2000 ....................       326,658         47,780         14,530
       2001 ....................       326,658         47,124         10,021
       2002 ....................       326,658         47,124           --
       2003 ....................       271,139         38,544           --
       Thereafter ..............       480,207         64,917           --
                                   -----------    -----------    -----------

       Total minimum payments ..   $ 2,057,978        300,485         41,666
                                   ===========
       Less amount representing
        interest ...............                         --           (6,193)
                                                  -----------    -----------


       Present value of minimum
        lease payments..........                      300,485         35,473
       Current maturities ......                      (55,000)       (11,313)
                                                  -----------    -----------

       Capital lease obligations                  $   245,485    $    24,160
                                                  ===========    ===========

                                  ASI-DIA, L.P.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 5 - LEASES (CONTINUED)
---------------------------

Net rental expense consists of the following for the year ended December 31, 1998:

Minimum rentals                       $260,917
Contingent rentals                     188,234
                                      --------

Total rental expense                  $449,151
                                      ========

NOTE 6 - LONG-TERM DEBT
-----------------------

Long-term debt consists of the following:

                                                                    December 31,
                                                                         1998
                                                                    ------------

Bank loan guaranteed by the Small Business Administration
 with interest at 10%, monthly principal  payments of $6,250, due June 2002, collateralized by all assets of the Company
 and personally guaranteed by the President of the general
 partner and the Secretary of the general partner.                    $ 266,673

Bank loan guaranteed by the Small Business Administration
 with interest at 10%, monthly principal payments of $2,500, due March 2002, collateralized by all assets of the Company and personally guaranteed by the President of the general
 partner and the Secretary of the general partner.                       97,500

Loan payable to the City and County of Denver, a municipal
 corporation of the State of Colorado, with interest at 5%
 per annum, monthly payments of $4,319 including interest,
 due May 2002, collateralized by all assets of the Company
 located upon or used in connection with operations at DIA
 and  personally guaranteed by the President of the general
 partner.                                                               158,812
                                                                      ---------
                                                                        522,985
Current maturities                                                     (152,672)
                                                                      ---------
                                                                      $ 370,313
                                                                      =========

                                  ASI-DIA, L.P.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 6 - LONG-TERM DEBT (CONTINUED)
-----------------------------------

The Company has a revolving line-of-credit in the amount of $250,000. The line-of-credit is due June 1999, bears interest at the bank prime rate plus .5%, and is collateralized by all tangible personal property of the Company and its accounts receivable. The note requires monthly interest payments with the entire principal advanced due at maturity. At December 31, 1998, $135,000 had been advanced under the line-of-credit.

The Company has placed a letter-of-credit totaling $60,402 to secure certain performance bonds required under its lease agreements with DIA. To secure this letter-of-credit, the Company has provided the issuing bank a certificate of deposit in the amount of $60,402 as collateral. This certificate of deposit is reflected on the Balance Sheets as "Rent Guarantee Bond Reserve" with interest payable to the Company at 5 1/4% per annum and maturing in April 1999. The Company has also issued a letter-of-credit in connection with certain litigation in the amount of $3,000. This letter-of-credit has been issued without collateral.

At December 31, 1998, the principal amounts of long-term debt due during each of the four succeeding years (excluding Capital Leases which are included with lease obligations in Note 5) were $152,672, $152,199, $154,614, and $63,500, respectively.

The Company incurred interest of $63,903 for the year ended December 31, 1998, all of which was expensed and none of which was capitalized.

NOTE 7 - PARTNERSHIP CAPITAL
----------------------------

ASI-DIA is a Colorado Limited Partnership. The partnership interests contributed effective as of January 1, 1996 were the net assets of ASI by the general partner and cash by the limited partners.

The following table summarizes changes in partnership capital for the year ended December 31, 1998:

                                                                        The
                                         General       Limited      Partnership
                                         Partner       Partners       Capital
                                        ---------      ---------     ----------

Balance at December 31, 1997 ......     $(366,481)     $ 455,658      $  89,177
      Distributions to Partners....        (6,000)       (14,000)       (20,000)
      Net income...................       166,914         80,367        247,281
                                        ---------      ---------      ---------

Balance at December 31, 1998 ......     $(205,567)     $ 522,025      $ 316,458
                                        =========      =========      =========

                                  ASI-DIA, L.P.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 8 - CONTINGENCIES AND COMMITMENTS
--------------------------------------

The Company is a party to certain litigation instituted by a group of DIA concessionaires against the City and County of Denver ("the City") over the requirement to provide audited sales information under their lease agreements with the City. In connection with that litigation, the City has prevailed in a lower court decision and that decision is now under appeal. The Company has posted a $3,000 letter-of-credit in connection with the appeal. The potential contingency in connection with this litigation is the cost of providing such audited sales results and is not considered material to the Company's ongoing operations.

In connection with its acquisition of the lease space at DIA for its WWW.COWBOY Bar operation in 1998, the Company entered into an agreement with the former lessee regarding the assignment of that lease agreement. As part of that agreement, the Company committed to provide 20% of the earnings before interest, taxes, depreciation and amortization from the operation of the Cowboy Bar, to the former lessee in an amount totaling $108,914, which represents the former lessee's depreciated value of invested costs. This payment would begin after the Company recovers its out-of-pocket investment in the location, together with an annual interest factor of 10%. It is not determinable at this date whether the Company will ever be required to perform under that portion of the agreement and no provision has been provided in the financial statements for this contingent liability.

                          UNAUDITED PRO FORMA COMBINED
                      INCOME (LOSS) AND UNAUDITED PRO FORMA
                             COMBINED BALANCE SHEETS

The following unaudited pro forma combined statements of income (loss) for the year ended December 31, 1998 and the nine month period ended September 30, 1999 and the unaudited pro forma combined balance sheet as of September 30, 1999 give effect to The Quizno's Corporation and Subsidiary's purchase of certain assets of ASI-DIA, L.P. effective November 16, 1999, including the related pro forma adjustments described in the note thereto. The unaudited pro forma statements of income (loss) have been prepared as if the proposed transactions occurred on January 1, 1998. The unaudited pro forma balance sheet has been prepared as if the proposed transactions occurred September 30, 1999. These pro forma statements are not necessarily indicative of the results of operations or the financial positions as they may be in the future or as they might have been had the transaction become effective on the above mentioned date.

The unaudited pro forma combined statement of income (loss) for the year ended December 31, 1998 and the nine month period ended September 30, 1999 includes the results of operation of The Quizno's Corporation and Subsidiary and ASI-DIA, L.P.

The unaudited pro forma combined statements of operations and the unaudited pro forma combined balance sheets should be read in conjunction with the separate historical financial statements and notes thereto of The Quizno's Corporation and Subsidiary and ASI-DIA, L.P.

Notes to Unaudited Pro Forma Combined Financial Statements

The following notes and adjustments are related to the Quizno's Corporation and Subsidiary's (Quiznos) purchase of certain assets of ASI-DIA, L.P.

1. This entry records the acquisition of ASI-DIA assets for $4,875,000 in exchange for cash. The purchase price has been allocated as follows:

     Assets Category                         Valuation
                                             ----------

     Property and equipment                  $1,700,000
     Intangible assets                        3,175,000
                                             ----------
                                             $4,875,000
                                             ==========

2. This entry eliminates assets, liabilities and stock not acquired by Quiznos.

3. This entry records debt incurred by the Quizno's Corporation to complete this transaction.

4. This entry eliminates expenses related to assets and liabilities which were not purchased or assumed as part of this acquisition.

5. This entry records depreciation and amortization on fixed assets and intangibles acquired. Fixed assets are depreciated over seven years and goodwill is amortized over fifteen years.

6. This entry records interest expense on the debt incurred by Quizno's Corporation at 10.1% per annum.

7. Pro forma income tax adjustment calculated to reflect a flat 35% effective tax rate for 1998 and 1999.

       UNAUDITED PRO FORMA COMBINED BALANCE SHEET AS OF SEPTEMBER 30, 1999



                                                                                  Pro Form Adjustments
                         The Quizno's                                    -------------------------------------
                          Corporation       ASI-DIA         Total          Debit               Credit                 Combined
                         -------------    ------------   ------------    -----------         ------------           -------------
               ASSETS



Current assets
  Cash and cash
   equivalents ........   $    626,828    $    227,562   $    854,390    $ 4,875,000 (3)     $ (4,875,000) (1)       $    626,828
                                                                                                 (227,562) (2)
  Short term
   investments ........      4,263,877            --        4,263,877            --                --                   4,263,877
  Accounts receivable,
   net ................      1,047,438         116,024      1,163,462            --              (116,024) (2)          1,047,438
  Inventory ...........           --            54,980         54,980            --               (54,980) (2)              --
  Current portion of
   notes receivable....        519,994            --          519,994            --                  --                   519,994
  Deferred tax asset ..        128,718                        128,718                                                     128,718
  Other current assets         373,578          28,653        402,231            --               (28,653) (2)            373,578
  Assets of stores
   held for resale.....      1,082,310            --        1,082,310            --                  --                 1,082,310
                          ------------    ------------   ------------    ------------        ------------            ------------
    Total current
     assets ...........      8,042,743         427,219      8,469,962       4,875,000          (5,302,219)              8,042,743
                          ------------    ------------   ------------    ------------        ------------            ------------
Property and equipment
 at cost, net..........      4,804,051       1,190,798      5,994,849       1,700,000 (1)      (1,190,798)              6,504,051
                          ------------    ------------   ------------    ------------        ------------            ------------
Other assets
  Intangible assets,
   net ................      1,662,265         144,059      1,806,324       3,175,000 (1)        (144,059) (2)          4,837,265
  Other deferred
   assets .............      1,726,984            --        1,726,984            --                  --                 1,726,984
  Deferred tax asset ..      3,507,213                      3,507,213                                                   3,507,213
  Deposits and
   other assets .......        361,189            --          361,189            --                  --                   361,189
  Notes redeivable,
   net.................      1,670,329            --        1,670,329            --                  --                 1,670,329
                          ------------    ------------   ------------    ------------        ------------            ------------
     Total other assets      8,927,980         144,059      9,072,039       3,175,000            (144,059)             12,102,980
                          ------------    ------------   ------------    ------------        ------------            ------------

Total assets ..........   $ 21,774,774    $  1,762,076   $ 23,536,850    $  9,750,000          (6,637,076)           $ 26,649,774
                          ============    ============   ============    ============        ============            ============


     Liabilities and Stockholders' Equity
Current liabilities
  Accounts payable ....   $  1,219,157    $    162,352   $  1,381,509    $    162,352 (2)    $       --              $  1,219,157
  Accrued liabilities .        544,476         120,850        665,326         120,850                --                   544,476
  Current portion of
   long-term
    obligations .......        337,642          33,068        370,710          33,068 (2)            --                   337,642
  Current portion of
   subordinated debt...        218,546            --          218,546            --                  --                   218,546
  Income taxes payable.        851,469         308,715      1,160,184         308,715 (2)            --    (3)            851,469
                          ------------    ------------   ------------    ------------        ------------            ------------
     Total current
      liabilities .....      3,171,290         624,985      3,796,275         624,985                                   3,171,290
                          ------------    ------------   ------------    ------------        ------------            ------------

Long term obligations .      1,268,504         278,407      1,546,911         278,407 (2)      (4,875,000) (3)          6,143,504
Convertible subordinated
 debt .................      1,498,791            --        1,498,791            --                 --                  1,498,791
Deferred revenue ......     13,722,331            --       13,722,331            --                 --                 13,722,331
Other long-term
 liabilities.. ........           --           256,375        256,375         256,375 (2)           --                       --
                          ------------    ------------   ------------    ------------        ------------            ------------
     Total liabilities.     19,660,916       1,159,767     20,820,683       1,159,767          (4,875,000)             24,535,916
                          ------------    ------------   ------------    ------------        ------------            ------------

Minority interest......           --              --             --              --                 --                      --

Stockholders' equity
  Preferred stock
   Series A ...........            146            --              146            --                 --                       146
   Series B ...........           --              --             --              --                 --                      --
   Series C ...........            167            --              167            --                 --                       167
  Common stock ........          3,074            --            3,074            --                 --                     3,074
  Capital in excess
   of par value .......      4,485,949            --        4,485,949            --                 --                 4,485,949
  Accumulated deficit..     (2,375,478)           --       (2,375,478)           --                 --                (2,375,478)
  Partnership capital..           --           602,309        602,309         602,309               --                      --
                          ------------    ------------    -----------     -----------        ------------            -----------
    Total
     stockholders'
     equity............      2,113,858         602,309      2,716,167         602,309               --                 2,113,858
                          ------------    ------------    -----------     -----------        ------------            -----------

Total liabilities
 and shareholders'
 equity................   $ 21,774,774    $  1,762,076    $23,536,850     $ 1,762,076        $ (4,875,000)           $26,649,774
                          ============    ============    ===========     ===========        ============            ===========



                                     F - 14

             UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME (LOSS)
                      FOR THE YEAR ENDED DECEMBER 31, 1998




                                                                                   Pro Forma Adjustments
                            The Quizno's                                    ----------------------------------
                             Corporation      ASI-DIA          Total          Debit              Credit             Combined
                            ------------    -----------     ------------    -----------        -----------        ------------
Franchise operations
  Continuing fees .......   $  5,836,822    $       --      $  5,836,822    $       --         $       --         $  5,836,822
  Initial franchise
   fees .................      2,883,650            --         2,883,650            --                 --            2,883,650
  Area director
   marketing fees .......      3,022,276            --         3,022,276            --                 --            3,022,276
  Other .................        604,172            --           604,172            --                 --              604,172
  Interest ..............        259,193            --           259,193            --                 --              259,193
                            ------------    ------------    ------------    ------------       ------------       ------------
   Total revenue ........     12,606,113            --        12,606,113            --                 --           12,606,113
                            ------------    ------------    ------------    ------------       ------------       ------------

Expenses
  Sales and royalty
   commissions ..........     (4,266,024)           --        (4,266,024)           --                 --           (4,266,024)
  Advertising and
   promotion ............       (191,755)           --          (191,755)           --                 --             (191,755)
  General and
   administrative........     (6,201,857)                     (6,201,857)                                           (6,201,857)
                            ------------    ------------    ------------    ------------       ------------        -----------
   Total expenses .......    (10,659,636)                    (10,659,636)                                          (10,659,636)
                            ------------    ------------    ------------    ------------       ------------        -----------
Net income from
 franchise operations ...      1,946,477            --         1,946,477            --                 --            1,946,477
                            ------------    ------------    ------------    ------------       ------------        -----------

Company store operations
  Sales by Company
   owned stores .........      6,848,737       2,812,003       9,660,740            --                 --            9,660,740
                            ------------    ------------    ------------    ------------       ------------        -----------

Expenses
  Cost of sales at
   Company stores .......     (2,042,092)       (683,500)     (2,725,592)           --                 --           (2,725,592)
  Cost of labor at
   Company stores .......     (1,683,225)       (738,491)     (2,421,716)           --                 --           (2,421,716)
  Other Company
  store expenses.........     (2,562,540)       (996,774)     (3,559,314)           --                 --           (3,559,314)
                            ------------    ------------    ------------    ------------       ------------        -----------
   Total expenses .......     (6,287,857)     (2,418,765)     (8,706,622)           --                 --           (8,706,622)
                            ------------    ------------    ------------    ------------       ------------        -----------

Net income from
 Company stores .........        560,880         393,238         954,118            --                 --              954,118

Other income (expense)
  Research & development
  and new programs

Other
  Sales by stores
   held for resale ......      1,281,904            --         1,281,904            --                 --            1,281,904
  Loss and expenses
   related to stores
   held for resale ......     (1,541,957)           --        (1,541,957)           --                 --           (1,541,957)
  Loss on sale or
   closure of Company
   stores ...............        (47,505)           --           (47,505)           --                 --              (47,505)
  Provision for bad
   debts ................       (285,308)           --          (285,308)           --                 --             (285,308)
  Other expenses ........        (47,838)           --           (47,838)           --                 --              (47,838)
  Depreciation
   and amortization .....       (781,977)        (82,054)       (864,031)       (454,524)(5)         82,054  (4)    (1,236,501)
  Interest expense ......       (340,614)        (63,903)       (404,517)       (492,375)(6)         63,903  (4)      (832,989)
                             -----------    ------------     -----------   -------------       ------------        -----------
   Total other expense ..     (1,763,295)       (145,957)     (1,909,252)       (946,899)           145,957         (2,710,194)

Net income (loss)
 before income taxes.....        744,062         247,281         991,343        (946,899)           145,957            190,401
Income tax benefit
 (provision) ............        368,553            --           368,553        (435,193)(7)           --              (66,640)
                             -----------    ------------     -----------   -------------       ------------        -----------

Net income (loss) .......      1,112,615         247,281       1,359,896      (1,382,092)           145,957            123,761
Preferred stock dividends       (220,890)           --          (220,890)           --                 --             (220,890)
                             -----------    ------------     -----------   -------------       ------------        -----------

Net income (loss)
 applicable to common
 shareholders ...........        891,725         247,281       1,139,006   $  (1,382,092)      $    145,957            (97,129)
                             ===========    ============     ===========   =============       ============        ===========

Diluted net income (loss)
 per share of common
 stock                       $       .26                                                                           $      (.03)
                             ===========                                                                           ===========

Diluted weighted
 average common shares
 outstanding ............      3,445,972                                                                           3,445,972
                             ===========                                                                           ===========

            UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME (LOSS)
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1999





                                                                                    Pro Forma Adjustments
                                 The Quizno's                                    ----------------------------
                                 Corporation       ASI-DIA           Total          Debit           Credit               Combined
                                 ------------    -----------     ------------    ------------    ------------          ------------
Franchise operations
  Continuing fees ............   $  8,682,783    $       --      $  8,682,783    $       --       $       --           $  8,682,783
  Initial franchise fees .....      2,722,959            --         2,722,959            --               --              2,722,959
  Area director marketing
   fees ......................        776,523            --           776,523            --               --                776,523
  Other ......................        370,374            --           370,374            --               --                370,374
  Interest ...................        238,790            --           238,790            --               --                238,790
                                 ------------    -----------     ------------    ------------     ------------         ------------
   Total revenue .............     12,791,429            --        12,791,429            --               --             12,791,429
                                 ------------    -----------     ------------    ------------     ------------         ------------

Expenses
  Sales and royalty
   commissions ...............     (3,877,691)           --        (3,877,691)           --               --             (3,877,691)
  Advertising and promotion ..        (53,943)           --           (53,943)           --               --                (53,943)
  General and
   administrative ............     (6,509,444)           --        (6,509,444)                                           (6,509,444)
                                 ------------    ------------    ------------    ------------     -------------        ------------
   Total expenses ............    (10,441,078)           --       (10,441,078)                                          (10,441,078)
                                 ------------    ------------    ------------    ------------     -------------        ------------

Net income (loss) from
 franchise operations.........      2,350,351            --         2,350,351            --               --              2,350,351
                                 ------------    ------------    ------------    ------------     -------------        ------------

Company store operations
  Sales by Company owned
   stores ....................      6,420,563       3,068,663       9,489,226            --               --              9,489,226
                                 ------------    ------------    ------------    ------------     -------------        ------------
Expenses
  Cost of sales at Company
   stores ....................     (1,969,433)       (725,717)     (2,695,150)           --               --             (2,695,150)
  Cost of labor at Company
   stores ....................     (1,747,029)       (723,878)     (2,470,907)           --               --             (2,470,907)
  Other Company store
   expenses ..................     (2,169,465)     (1,026,731)     (3,196,196)                                           (3,196,196)
                                 ------------    ------------    ------------    ------------     -------------        ------------
    Total expenses............     (5,885,927)     (2,476,326)     (8,362,253)                                           (8,362,253)
                                 ------------    ------------    ------------    ------------     -------------        ------------

Net income from Company
 stores.......................        534,636         592,337       1,126,973            --               --              1,126,973
                                 ------------    ------------    ------------    ------------     -------------        ------------

Other income (expense)
  Research & development
   and new programs

Other
  Sales by stores held for
   resale ....................        566,841            --           566,841            --               --                566,841
  Loss and expenses related
   to stores held for sale ...       (777,594)           --          (777,594)           --               --               (777,594)
  Loss on sale or closure
   of Company stores .........        (80,304)           --           (80,304)           --               --                (80,304)
  Sale of Japan master
   franchise .................      1,168,801            --         1,168,801            --               --              1,168,801
  Provision for bad debts ....       (220,536)           --          (220,536)           --               --               (220,536)
  Other expenses .............        (26,287)           --           (26,287)           --               --                (26,287)
  Depreciation and
   amortization ..............       (921,300)       (101,816)     (1,023,116)       (340,893) (5)      101,816  (4)     (1,262,193)
  Privatization costs ........       (265,472)           --          (265,472)           --                 --             (265,472)
  Interest expense ...........       (240,827)        (44,202)       (285,029)       (433,333) (6)       44,202  (4)       (674,160)
                                 ------------    ------------    ------------    ------------       -----------         -----------
   Total other expense .......       (796,678)       (146,018)       (942,696)       (774,226)          146,018          (1,507,904)
                                 ------------    ------------    ------------    ------------       -----------         -----------
Net income (loss) before
 income taxes.................      2,088,309         446,319       2,534,628        (774,226)          146,018           1,906,420
Income tax (provision)
 Benefit............ .........       (721,688)           --          (721,688)           --              54,441  (7)       (667,247)
                                 ------------    ------------    ------------    ------------       -----------         -----------
Net income (loss) before
 preferred dividends and
  cumulative effect of
  changes in accounting
   principle........ ..........      1,366,621         446,319       1,812,940       (774,226)          200,459           1,239,173
Preferred stock dividends......       (124,230)           --          (124,230)          --                 --             (124,230)
                                 -------------   -------------   -------------   ------------       -----------         -----------
Net income before
 cumulative effect of a
 change in accounting princple.      1,242,391         446,319       1,688,710       (774,226)          200,459           1,114,943

Cumulative effect of a change
 in accounting principle
 (net of taxes)................     (2,769,592)           --        (2,769,592)          --                --            (2,769,592)
                                  ------------    ------------    ------------    ------------       -----------         -----------

Net income (loss) applicable
 to common stockholders........  $  (1,527,201)  $     446,319   $  (1,080,882)  $   (774,226)      $   200,459         $(1,654,649)
                                 =============   =============   =============   ============       ===========         ============

Diluted net income (loss)
 per share of common
 stock.........................  $        (.55)                                                                         $      (.59)
                                 =============                                                                          ===========
Diluted wighted average
 common shares outstanding....       3,816,549                                                                            3,816,549
                                 =============                                                                          ===========




                                     F - 16